UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2009

NRDC ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Manhattanville Road
Purchase, NY 10577
(914) 272-8067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (914) 272-8067

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 10, 2009, NYSE Alternext US (the "Exchange") sent a letter to NRDC Acquisition Corp. (the "Company") notifying the Company that it is not in compliance with Section 704 of the listing standards of the Exchange's Company Guide because the Company did not hold an annual meeting of its stockholders during 2008. The Company issued a press release (the "Press Release") on February 17, 2009 (attached as Exhibit 1 hereto and incorporated herein by reference) disclosing this notification.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1	Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009	NRDC ACQUISITION CORP.

	By:	/s/ Richard A. Baker
Richard A. Baker
Chief Executive Officer